UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2006

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 6, 2006, the Board of Directors of Kindred Healthcare, Inc. (the “Company”) appointed Ann C. Berzin as a director of the Company. Ms. Berzin will serve on the Company’s Audit Committee.

Ms. Berzin (age 54), a private investor, was Chairman and Chief Executive Officer of Financial Guaranty Insurance Company, a subsidiary of General Electric Capital Corporation, from 1992 to 2001. Ms. Berzin also serves as a director of Ingersoll-Rand Company Limited. Ms. Berzin received her undergraduate and J.D. degrees from The University of Chicago.

Ms. Berzin will participate in the Company’s 2001 Stock Option Plan for Non-Employee Directors, Amended and Restated (the “Plan”). Upon her appointment to the Company’s Board of Directors, Ms. Berzin will receive a grant under the Plan of an option to purchase 15,000 shares of the Company’s common stock. A copy of the Plan is filed as Appendix B to the Company’s Proxy Statement on Schedule 14A dated March 29, 2004 (Comm. File No. 001-14057).

The Company also entered into an indemnification agreement with Ms. Berzin in connection with her appointment to the Board of Directors. A copy of the Form of Indemnification Agreement is filed as Exhibit 10.21 to the Company’s Form 10-K for the year ended December 31, 2001 (Comm. File No. 001-14057).

A copy of the press release issued by the Company related to Ms. Berzin’s appointment to the Company’s Board of Directors is attached hereto as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 6, 2006, the Board of Directors of the Company amended and restated the Bylaws of the Company to increase the number of members of the Board of Directors from eight to nine.

A copy of the Company’s Amended and Restated Bylaws is attached hereto as Exhibit 3.1.

Item 7.01. Regulation FD Disclosure.

Incorporated by reference is a press release issued by the Company on November 6, 2006 that is attached hereto as Exhibit 99.1. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 9.01.

(d)	Exhibits

Exhibit 3.1	Amended and Restated Bylaws of the Company.

Exhibit 99.1	Press release dated November 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 8, 2006	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
Senior Vice President of Corporate Legal Affairs and
Corporate Secretary